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                                                                    Exhibit 99.1

                                  Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
                                      Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: May 20, 2003                                /s/ David Sitt
                                                   -----------------------------
                                                   David Sitt
                                                   Co-Chief Executive Officer

Dated: May 20, 2003                                /s/ Roberto Sonabend
                                                   -----------------------------
                                                   Roberto Sonabend
                                                   Co-Chief Executive Officer

Dated: May 20, 2003                                /s/ James Green
                                                   -----------------------------
                                                   James Green
                                                   Chief Operating Officer
                                                   (principal financial officer)